                       Sarbanes Oxley - 906 Certification


CERTIFICATION OF SHAREHOLDER REPORT


                  In connection with the Certified Shareholder Report of AIM Select Real Estate Income Fund (the "Company") on Form N-CSR for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert H. Graham, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 12, 2004                          \S\ Robert H. Graham
      -----------------                          ---------------------------
                                                 Robert H. Graham
                                                 Principal Executive Officer


                  A signed original of this written statement required by
Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

                       Sarbanes Oxley - 906 Certification


CERTIFICATION OF SHAREHOLDER REPORT


                  In connection with the Certified Shareholder Report of AIM Select Real Estate Income Fund (the "Company") on Form N-CSR for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Sidney M. Dilgren, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 12, 2004                           \S\ Sidney M. Dilgren
      -----------------                           ---------------------------
                                                  Sidney M. Dilgren
                                                  Principal Financial Officer


                  A signed original of this written statement required by
Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.